                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                               August 24, 1999
--------------------------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                           Harvard Industries, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                      0-21362              21-0715310
--------------------------------------------------------------------------------
    (State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)                  File Number)       Identification No.)


        3 Werner Way,  Lebanon, New Jersey                        08833
--------------------------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:             (908) 437-4100
                                                                --------------

Item 5.  Other Events.

                            HARVARD INDUSTRIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998
           (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

     The following table summarizes unaudited pro forma financial information as if our plan of reorganization in bankruptcy had become effective on October 1, 1997. The unaudited pro forma financial information contains adjustments for depreciation expense, interest expense and the amortization of reorganization value in excess of amounts allocable to identifiable assets. The unaudited pro forma financial information does not purport to be indicative of the results which would have been obtained had the plan been effective as of October 1, 1997, or which may be obtained in the future.


                                                                                           PRO FORMA
                                                                                1998      ADJUSTMENTS    AS ADJUSTED

                                                                              --------    -----------    -----------
Sales......................................................................   $690,076                    $ 690,076
Costs and expenses
  Cost of sales............................................................    656,243       (15,496)       640,747
  Selling, general and administrative expenses.............................     66,546                       66,546
  Amortization of intangible assets........................................      1,584        61,200         62,784
  Impairment of long-lived assets and restructuring costs..................     10,842                       10,842
  Interest expense.........................................................     14,231        (2,066)        12,165
  Gain on sale of operations...............................................    (28,673)                     (28,673)
  Other expense............................................................      3,980                        3,980
                                                                              --------     ---------      ---------
     Total costs and expenses..............................................    724,753        43,638        768,391
Loss from operations before reorganization items and income taxes..........    (34,677)      (43,638)       (78,315)
Reorganization items.......................................................     14,920       (14,920)             0
Provision for income taxes.................................................      6,207                        6,207
                                                                              --------     ---------      ---------
Net loss...................................................................   $(55,804)    $ (28,718)     $ (84,522)
                                                                              --------     ---------      ---------
                                                                              --------     ---------      ---------
Basic and diluted earnings per share.......................................                               $  (10.26)
                                                                                                          ---------
                                                                                                          ---------
Weighted average number of common and common equivalent shares

  outstanding..............................................................                               8,240,295
                                                                                                          ---------
                                                                                                          ---------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 23, 1999                          HARVARD INDUSTRIES, INC.


                                                By:   /s/ Roger G. Pollazzi
                                                   -----------------------------
                                                    Name: Roger G. Pollazzi
                                                    Title: Chairman and Chief
                                                            Executive Officer